SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2008

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05               Costs Associated With Exit or Disposal Activities.

On July 16, 2008, EXACT Sciences Corporation (the “Company”) notified eight employees, representing 67% of the Company’s workforce, of their termination from the Company, effective August 1, 2008, under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities,” pursuant to which charges will be incurred under generally accepted accounting principles (the “Restructuring”).  The Restructuring, which was approved by the Company’s Board of Directors on July 15, 2008, was initiated in connection with the Company’s revised corporate strategy of reducing costs to better preserve existing cash.

The Company estimates that the restructuring charges to be recorded in the third quarter of 2008 in connection with the workforce reduction will range from between $200,000 and $400,000 and relate to one-time employee termination benefits, including severance, outplacement and other fringe benefits.  These estimated charges will result in future cash expenditures.  In addition, the Company could incur additional non-cash restructuring charges in the third quarter of 2008 related to write-downs of fixed assets or other intangible assets after performing the requisite impairment analysis.

Information contained in this Current Report on Form 8-K that relates to the Company’s anticipated expense reductions, restructuring charges, financial performance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law.  For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 7.01               Regulation FD Disclosure.

On July 16, 2008, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01               Other Events.

On July 10, 2008, the Company announced the specifics of its planned prospective, multi-center study in connection with the validation of its Version 2 stool-based DNA technology for colorectal cancer screening.  On July 16, 2008, the Company announced that it has suspended this clinical study in connection with its cost reduction efforts to extend the time period for pursuing a strategic alternative.

The information set forth in Item 2.05 above is hereby incorporated by reference in this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits:

                                99.1         Press Release issued by the registrant on July 16, 2008, furnished herewith.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

July 17, 2008	By:	/s/ Charles R. Carelli, Jr.
Charles R. Carelli, Jr.
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on July 16, 2008, furnished herewith.